SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                               DENOVO CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                JAMES J. MCNAMARA
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[ x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

No Exhibit Index
Total Number of Pages:   11

                               DENOVO CORPORATION

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 24, 1996

      To the Shareholders of DENOVO CORPORATION:

      An Annual and Special Meeting of the Shareholders (the "Meeting") of DENOVO CORPORATION, an Ontario, Canada corporation (the "Company"), will be held at 8:00 a.m. local time on Thursday, October 24, 1996, at the Lougheed Room of the Westin Hotel, 320 Fourth Avenue S.W., Calgary, Alberta, Canada, for the following purposes:

      1. To consider and vote upon a proposal to confirm an amendment to By-Law Number 1, Sections 5 and 7, made by the Board of Directors on August 23, 1996, being a by-law governing the business and affairs of the Company generally, which amendment to By-Law Number 1 provides for the election and retiring of the directors of the Company in rotation, each for a three-year term, except initially after confirmation of such amendment, the three shall serve for respective terms of three, two and one year(s);

      2. To elect three directors of the Company to serve on the Board of Directors; the first nominee elected to serve until the third Annual Meeting after such election; the second nominee elected to serve until the second Annual Meeting after such election; and the third nominee to serve until the first Annual Meeting after such election;

      3. To consider and vote upon a proposal to pass, as special resolution, a resolution to amend the Company's Articles of Incorporation so as to change the name of the Company to "Princeton Media Group, Inc.;"

      4. To consider and vote upon a proposal to pass, as special resolution, a resolution to amend the Company's Articles of Incorporation so as to effectuate a consolidation (reverse split) of the Common Shares of the Company on a one-for-twenty basis;

      5. To appoint Coopers & Lybrand as the Independent Public Accountants of the Company for fiscal 1996 and to authorize the Directors to fix their remuneration; and

      6. To conduct such other business as may properly come before the meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on September 25, 1996 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The presence in person or by proxy of two holders of shares of the Company's Common Shares is required to constitute a quorum for the transaction of business.

      Shareholders are cordially invited to attend the Meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date and mail promptly the enclosed Proxy (the "Proxy"), for which a return envelope is provided.

                                    By Order of the Board of Directors,


Palm Beach, Florida
September 27, 1996                  James J. McNamara, Secretary


      TO ENSURE YOUR REPRESENTATION, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING.




                               DENOVO CORPORATION

                          214 Brazilian Ave., Suite 300
                              Palm Beach, FL 33480
                            Telephone (561) 659-0121

                               PROXY STATEMENT AND
                              INFORMATION CIRCULAR
                                       FOR
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held October 24, 1996


                          STOCKHOLDERS ENTITLED TO VOTE

      Holders of record of the common stock, no par value per share (the "Common Shares"), and of the Series C Preferred Shares (the "Series C Preferred Shares"), Series D Preferred Shares (the "Series D Preferred Shares") and Series E Preferred Shares (the "Series E Preferred Shares") of the Company at the close of business on September 25, 1996, will be entitled to vote at the Meeting to be held at the Lougheed Room of the Westin Hotel, 320 Fourth Avenue S.W., Calgary, Alberta, Canada, at 8:00 a.m. local time on Thursday, October 24, 1996. In addition, persons who are transferees of any such shares acquired after September 25, 1996 and who have produced properly endorsed certificates evidencing such shares or who otherwise establish ownership thereof and demand, not later than 10 days before the Meeting, that their names be included in the list of shareholders, will be entitled to vote at the Meeting.


                     SOLICITATION AND REVOCATION OF PROXIES

      THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY IN CONNECTION WITH THE MEETING. The principal executive office of the Company is located at 214 Brazilian Avenue, Suite 300, Palm Beach, Florida 33480. The registered office of the Company is located at c/o Michael Armstrong, Esq., Armstrong, Dunne, Singer & Cowan, Suite 1400, 141 Adelaide Street West, Toronto, Ontario M5H 3L5, Canada. The Proxy Statement and proxy card are first being sent to stockholders on or about September 27, 1996.


      Shareholders are requested to complete, sign, date and promptly return the proxy card in the enclosed envelope. The persons named as proxies are a director and an officer, respectively, of the Company. The Common Shares and Series C, D and E Preferred Shares represented by properly executed proxies received by the Company will be voted in accordance therewith, or if no direction is indicated thereon, in favor of the confirmation of the amendment to the Company's By-Laws providing for staggered three-year terms of Board members; in favor of the nominees for Director, in favor of the change of name of the Company to "Princeton Media Group, Inc.," in favor of the amendment to the Articles of Incorporation so as to effectuate a one-for-twenty consolidation (reverse split) of the Company's Common Shares, in favor of the appointment of Coopers & Lybrand as the Company's Independent Public Accountants, and as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in the discretion of the named proxies. The Proxy may be revoked by the stockholder at any time prior to the exercise thereof by instrument in writing executed in the same manner as a proxy and deposited at the registered office of the Company, c/o Michael Armstrong, Esq., Armstrong, Dunne, Singer & Cowan, Suite 1400, 141 Adelaide Street West, Toronto, Ontario M5H 3L5, Canada, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the meeting on the day of such meeting or any adjournment thereof, and thereupon the proxy is revoked. A shareholder attending the meeting has the right to vote in person and, if he does so, his proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the meeting or any adjournment thereof.

      The proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters which may properly come before the meeting. At the time of printing of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the meeting.

      All costs of this Proxy Statement and the Proxy and the cost of soliciting Proxies relating to the Meeting will be borne by the Company. It is anticipated that the solicitation of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in connection therewith. Total expenses of the solicitation are estimated to be nominal.

      The Company's Annual Report on Form 10-KSB for fiscal year 1995 is being furnished to all stockholders herewith.

      Unless otherwise indicated, all dollar amounts herein are expressed in United States dollars.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The close of business on September 25, 1996 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Meeting. The number of Common Shares outstanding at the close of business on September 19, 1996 was 15,218,356 shares. The number of Series C Preferred Shares outstanding at the close of business on September 19, 1996 was 1,100,000 shares. The number of Series D Preferred Shares outstanding at the close of business on September 19, 1996 was 1,200 shares, and there were no Series E Preferred Shares outstanding; however, the Company anticipates that approximately 1,100 Series E Preferred Shares will be outstanding as of the record date. The holders of record of the Company's Common Shares and Series
C, D and E Preferred Shares as of September 25, 1996 are entitled to vote at the meeting. In addition, persons who are transferees of any shares acquired after such date and who have produced properly endorsed certificates evidencing such shares or who otherwise establish ownership thereof and demand, not later than 10 days before the Meeting, that their names be included in the list of shareholders, are entitled to vote at the meeting.

      The voting securities of the Company consist of Common Shares, each share of which entitles its owner to one vote on each matter to be voted upon at the Meeting; Series C Preferred Shares, each share of which entitles its owner to one-tenth of one vote on each matter to be voted upon at the Meeting; and Series D and Series E Preferred Shares, each share of which entitles its owner to four thousand votes on each matter to be voted upon at the Meeting. The matters of the Company's name change and the Common Shares consolidation to be voted upon at the Meeting each require two-thirds (66.67%) of the votes cast to be approved. All other matters to be voted upon at the Meeting require a majority of the votes cast to be approved.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth, as of September 19, 1996, certain information as to the Common Shares of the Company beneficially owned by (i) each person known by the Company to own more than 5% of the Company's Common Shares, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers; and (iv) all officers and directors as a group.


Name and Address              Amount and Nature of
of Beneficial Owner           Beneficial Ownership            Percent of Class

Michael D. Herman                  397,587(1)                       2.6%
214 Brazilian Ave., Suite 300
Palm Beach, FL 33480

James J. McNamara                        0                          0
214 Brazilian Ave., Suite 300
Palm Beach, FL 33480

George Seebach                           0                          0
214 Brazilian Ave., Suite 300
Palm Beach, FL 33480

Joel Leshinsky                           0                          0
214 Brazilian Ave., Suite 300
Palm Beach, FL 33480

All officers and directors         397,587(2)                       2.6%
 as a group (3 persons)


(1) Includes 192,922 common shares directly owned and 204,665 shares beneficially owned pursuant to a currently exercisable warrant.

(2) The number of shares beneficially owned are calculated in accordance with the rules and regulations of the United States Securities and Exchange Commission, which require the inclusion of shares which the listed owner has the right to acquire within sixty days (pursuant to option, warrants, conversion privileges and similar obligations) and shares with respect to which the listed person has or shares voting or investment power. Under the Ontario Business Corporations Act, beneficial ownership does not include shares which the listed owner has the right to acquire. Accordingly, if beneficial ownership is calculated pursuant to the Ontario Business Corporations Act, Mr. Herman would be deemed to own 192,922 shares of the Company's Common Shares or 1.3%. For purposes of the calculation pursuant to the Ontario Business Corporations Act, the number of the Company's Common Shares outstanding would be considered to be 15,218,356 shares.

                                  MAJOR EVENTS

      In March, 1996, the Company formed Princeton Publishing, Inc., a Delaware corporation ("Princeton") and purchased 100 shares of common stock in Princeton, constituting all of Princeton's issued and outstanding stock, for $1 million cash. Princeton is now the wholly-owned subsidiary of the Company. On March 29, 1996, Princeton acquired the assets of a group of 15-year-old privately-held affiliated companies which published 12 lifestyle magazines. The assets include intellectual property including trademarks, fixed assets, and contract rights. Princeton paid $1 million at closing and signed notes for an additional $1 million to be paid in 90 days (this payment has since been made) and $5 to be paid over 10 years. Payment pursuant to the notes is secured with a lien on the acquired assets.

      On the date of the closing, Princeton transferred all purchased intellectual property including trademarks to Princeton Trademarks, Inc., a newly-formed Delaware corporation, in exchange for 100 shares in Princeton Trademarks, Inc., making that company a wholly-owned subsidiary of Princeton. Also on the same date, Princeton transferred all equipment and other fixed assets located in Sussex, Wisconsin, to Kingston Press, Inc., a newly-formed Delaware corporation, in exchange for 100 shares in Kingston Press, Inc., making that company also a wholly-owned subsidiary of Princeton.

      In July, 1996, DeNovo formed Firestone Publishing, Inc., a Delaware corporation ("Firestone"), which is now a wholly-owned subsidiary of DeNovo.
On September 6, 1996, Firestone completed the purchase of substantially all the assets of Dugent Publishing Corp., a Florida corporation which published four lifestyle magazines. Firestone paid $1 million toward the purchase in July, 1996 and an additional $2 million on September 6, 1996. Firestone also on that date executed a secured promissory note requiring the payment of an additional $4 million over 5 years. Firestone is continuing the publication of the four magazines with the acquired assets.

      Management anticipates that these two major acquisitions will render the Company a leader in the lifestyle magazine publishing industry and generate approximately $3 million in annual pre-tax earnings for the Company.

      None of the Company's directors, officers, substantial shareholders, or any affiliate or associate of any of them had any material interest, direct or indirect, in either of the two above-described acquisitions.

                             EXECUTIVE COMPENSATION

      The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer during the last fiscal year and the Company's most highly compensated executive officers who served as such during fiscal 1995 whose total annual salary and bonus exceeded $100,000. The Company had one Chief Executive Officer during fiscal 1995.

                                             SUMMARY COMPENSATION TABLE

                                                                  Long Term Compensation
                        Annual Compensation                      Awards            Payouts

                                              Other          Restricted                            All Other
 Name and                                     Annual           Share      Options/      LTIP       Compen-
 Principal      Year     Salary    Bonus     Compensa-         Awards      SARs (#)  Payments (#)  sation
 Position                ($)        ($)        tion             ($)                                    ($)
                                               ($)

Michael D.
Herman          1995    $ 63,750     -           -               -          -            -            -
President,
CEO, Chairman   1994(1)  101,000     -           -               -          -            -            -


(1) Mr. Herman first became President, CEO and Chairman of the Company in 1994. He is no longer Chairman.


Share Options

      No options were granted during fiscal 1995 to the executive officers named in the Summary Compensation Table, and no unexercised options were held by such individuals at the end of fiscal 1995. No director or officer of the Company is or has been indebted to it.

      Directors of the Company are not compensated for their services as directors.

                               BOARD OF DIRECTORS

      The Board of Directors meets to review significant developments affecting the Company and to act on matters requiring Board approval. The only committee of the Board is the audit committee, of which all three directors are members. During 1995, there were twelve meetings of the Board of Directors. None of the directors attended fewer than 75% of the meetings in 1995.

                CONFIRMATION OF AMENDMENT TO BY-LAW (Proposal 1)

      On August 23, 1996, the Board of Directors resolved, subject to shareholder confirmation at the next annual meeting, to amend By-Law number 1 of the Company so as to provide for staggered three-year terms of the members of the Board. The text of the resolution is attached hereto as Exhibit 1. The effect of the resolution, if confirmed by the shareholders, is to provide that the first nominee (Mr. McNamara), if elected at the upcoming Meeting, would serve as director until the third Annual Meeting after his election; the second nominee (Mr. Seebach), if elected, would serve as director until the second Annual Meeting after his election; and the third nominee (Mr. Leshinsky), if elected, would serve as director until the first Annual Meeting after his election. Directors elected at any Annual Meeting subsequent to the meeting to be held October 24, 1996 would each serve for a three-year term. Vacancies which occur during the year may be filled by the Board of Directors to serve for the remainder of the full term.

      Confirmation of the above-described amendment to By-Law Number 1 of the Company requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR such confirmation and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

                       ELECTION OF DIRECTORS (Proposal 2)

      Three directors will be elected at the Meeting. The nominees for re-election and election as director, including certain information regarding each such person, are set forth below. If Proposal 1, described above, is approved at the meeting, Mr. McNamara will serve until the third Annual Meeting subsequent to his election; Mr. Seebach will serve until the second Annual Meeting subsequent to his election; and Mr. Leshinsky will serve until the first Annual Meeting subsequent to his election. If Proposal 1 above is not approved at the meeting, then each director, if elected, will serve until the next Annual Meeting or until his successor is elected and qualified. The persons named as proxies in the Proxy have been designated by the Board of Directors and intend to vote for all persons nominated in the election of the Board of Directors. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by Proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors may designate. All nominees have advised the Company that they are willing to serve as directors if re-elected and elected, respectively. Election of each director requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR each nominee's re-election or election and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

      James J. McNamara has been a director of the Company since March, 1996 and has been Chairman of the Board since September, 1996. Mr. McNamara has been a director, President and CEO of Celebrity Entertainment, Inc., which operates and manages a recreational resort, also a Nasdaq SmallCap company, since 1993 and founded Production Services International, Inc. ("PSI") in 1991. During 1993-1994 Mr. McNamara created and executively produced 61 half-hour episodes of "The NEWZ" television series for PSI, which was acquired by Celebrity Entertainment, Inc. in 1993. In 1986, Mr. McNamara formed Entertainment, Inc., a Florida corporation which became the managing general partner of Premiere, Ltd., a limited partnership formed to develop motion pictures and television projects. Premiere, Ltd. developed a portfolio of projects including "Super Force," a half-hour action-adventure television series produced in association with Viacom Enterprises, which also distributed the series worldwide in first-run syndication. From 1988 until 1991, Mr. McNamara created and executively produced 48 episodes of "Super-Force." Mr. McNamara has been involved in the music and entertainment business since 1971. Other than as set forth above, Mr. McNamara holds no directorships in any other companies with a class of securities registered on a national exchange or which are required to file annual, quarterly or other periodic reports with the Commission.

      George Seebach has been a self-employed business consultant since December, 1995. Prior to that time he was Vice President, Product Development and a Director of TeleConcepts International, Inc., the Company's former wholly-owned subsidiary based in Coral Springs, Florida. TeleConcepts was engaged in the manufacture and sale of telephones and telecommunications equipment. From 1986 until 1993, Mr. Seebach was President of Royal Telecom and Vice President, Sales and Marketing of RTI Telecom, its successor, both manufacturers and sellers of telephones and telecommunications equipment. Mr. Seebach was responsible for much of the product development and overseas sourcing for Northwestern Bell Telephones, a subsidiary of U.S. West, the principal customer of those companies.

      Joel Leshinsky is President and founder of The Production Team, Inc., a television production and writing firm based in Fort Lauderdale, Florida. Prior to founding the firm in 1993, Mr. Leshinsky was a self-employed television producer and writer for approximately seven years.

      The following table summarizes certain information with respect to each nominee for Director.

                                                             No. of Shares
                    Principal Occupation       Director      Beneficially Owned,
Name of Director    or Employment              Since         Directly or Indirectly     Percent

James J. McNamara   President,                  3/96                   0                   0
                    Celebrity Entertainment,
                    Inc. (Fishing Resort
                    Operation) from 6/93 to
                    present; President,
                    Production Services
                    International, Inc.
                    (television and film
                    production) from 12/91 to
                    6/93

George Seebach      Business Consultant          7/93                  0                    0

Joel Leshinsky      President and founder,       N/A                   0                    0
                    The Production Team, Inc.


                      CHANGE OF CORPORATE NAME (Proposal 3)

      The third proposal to be considered at the Meeting is a proposal by management that the shareholders pass, as a special resolution, a resolution to change the name of the Company to "Princeton Media Group, Inc." Management believes that, in light of the Company's recent acquisitions of the assets of the Kearny Publishing Group and of Dugent Publishing, Inc., the Company's name should be changed to reflect its new focus. The text of the proposed special resolution is attached hereto as Exhibit 2.

      Approval of the proposed amendment requires a two-thirds (66.67%) vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed name change and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

                      CONSOLIDATION OF SHARES (Proposal 4)

      The fourth item of business to be voted upon at the Meeting is a proposal by management to reduce the total number of Common Shares issued and outstanding by way of a consolidation (reverse stock split). The proposal is that the shareholders pass a special resolution authorizing the consolidation of the outstanding Common Shares of the Company on a one-for-twenty basis. The text of the proposed special resolution is attached hereto as Exhibit 3.

      The amendment will result in one Post-Consolidation Common Share being received in exchange for twenty previously issued and outstanding Pre-Consolidation Common Shares. The terms of the Post-Consolidation Common Shares will be the same as those of the Pre-Consolidation Common Shares, and the proposed amendment will not affect any stockholder's proportionate equity interest in the Company or the rights, preferences or privileges of any stockholder, other than an insignificant adjustment which may occur in the event of issuance of one whole share in lieu of any fractional share.

                             Number of Common Shares

                            Prior to           Upon Effectiveness
                            Consolidation        of Consolidation

Authorized for Issuance      Unlimited           Unlimited

Issued and Outstanding      15,218,356          760,918 (*)

Reserved for Conversion of:

 Convertible Preferred
 Series C                      110,000            5,500 (*)

 Convertible Preferred
 Series D                    6,000,000          300,000 (*)

 Convertible Preferred
 Series E (**)               5,500,000          275,000 (*)

(*) Subject to adjustment in the event of issuance of one whole share in lieu of any fractional share.
(**) No Series E Shares were outstanding as of September 19, 1995; however, the Company anticipates that approximately 1,100 Series E Shares will be outstanding as of the record date.

      If the consolidation is approved, then on the effective date of the consolidation, every twenty Common Shares of the Company would be exchanged for one Common Share of the Company. No fractional shares would be issued, but would be rounded up to one whole share. The consolidation, in the opinion of management, will enhance the Company's access to the capital markets.

      Approval of the proposed consolidation requires a two-thirds (66.67%) vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed consolidation and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

           APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 5)

      During the year ended December 31, 1995, Coopers & Lybrand served as the Company's independent public accountants. The Board of Directors recommends the reappointment of Coopers & Lybrand to serve as such for the year ending December 31, 1996.

      It is anticipated that a representative of Coopers & Lybrand will be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if he desires to do so.

      Appointment of the Company's independent public accountants and authorization of the Directors to set their remuneration requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR appointment of Coopers & Lybrand and the authorization of the Board to set their remuneration and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

                 ANNUAL REPORT AND AUDITED FINANCIAL STATEMENTS

      The 1995 Annual Report, including the financial statements for the fiscal year ended December 31, 1995 and the report of the auditors thereon will be submitted to the shareholders at the Meeting. Receipt at such meeting of the auditors' report and the Company's financial statements for its last completed fiscal period will not constitute approval or disapproval of any matters referred to therein.

                           DESCRIPTION OF COMMON STOCK

      The authorized Common Shares of the Company currently consist of an unlimited number of shares with no par value. Holders of record of Common Shares are entitled to receive dividends when and if declared by the Board of Directors out of funds of the Company legally available therefor. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, and after provision for the holders of preferred stock of the Company, each holder of Common Shares will be entitled to receive a pro rata portion of the remaining net assets of the Company, if any. Each Common Share has one vote, and there are no preemptive, subscription, conversion or redemption rights. Common Shares do not have cumulative voting rights.

                                VOTING PROCEDURES

      The votes of stockholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company. The inspector's duties include determining the number of shares represented at the meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

      Assuming a quorum is present, a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy and entitled to vote at the Meeting is required for the confirmation of the amendment to By-Law Number 1, the election of directors and the approval of the independent public accountants. A two-thirds (66.67%) vote of those in person or represented by proxy and entitled to vote at the Meeting is required for the name change of the Company and the consolidation. With respect to an abstention on any of these matters, the shares will be considered present at the meeting for the particular matter and will have the same effect as votes against the matter. In the event a broker that is a record holder of Common Shares does not return a signed proxy, the Common Shares represented by such proxy will not be considered present at the meeting and therefore, will not be counted towards a quorum.
With respect to a broker non-vote on any matter, the shares will not be considered present at the meeting for the particular matter and (since it will not be counted in respect of the matter) the broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve the requisite vote for the matter by reducing the total number of shares from which the proportional vote is calculated.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals to receive consideration for inclusion in the Company's 1997 Proxy Statement, such proposals must be received at the Company's offices at 214 Brazilian Ave., Suite 300, Palm Beach, FL 33480,
Attention: President, by June 1, 1997.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                    By Order of the Board of Directors



                                    James J. McNamara, Secretary

      The undersigned hereby certifies that the contents and the sending of this Information Circular and Proxy Statement have been approved by the directors of the Company.


                                    James J. McNamara, Chairman

              EXHIBIT 1 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                               DENOVO CORPORATION

            TEXT OF RESOLUTION OF DIRECTORS AMENDING BY-LAW NUMBER 1


"RESOLVED, that, subject to confirmation by the Corporation's shareholders at the next Annual Meeting of Shareholders, the Corporation's By-Law Number 1 be amended as follows:

Section 5 shall be amended in its entirety to read as follows:

      5. Term of Office. A director's term of office (subject to the provisions, if any, of the articles of the Corporation and to the provisions of the Act) shall be from the date on which he is elected or appointed until the close of the third Annual Meeting following such election or appointment; provided, however, that on the first date on which directors are elected pursuant hereto, one director, who shall be specified by name, shall be elected to serve until the third Annual Meeting after such election; a second director, who shall be specified by name, shall be elected to serve until the second Annual Meeting after such election; and a third director, who shall be specified by name, shall be elected to serve until the first Annual Meeting after such election.

Section 7 shall be amended in its entirety to read as follows:

      7. Election and Removal. Directors shall be elected by the shareholders on a show of hands unless a ballot is demanded in which case such election shall be by ballot. One director shall retire at the annual meeting at which the election of director to take his seat on the Board is to take place but, if qualified, the retiring director shall be eligible for re-election; provided always that the shareholders of the Corporation may, by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office and a vacancy created by the removal of a director may be filled at the meeting of the shareholders at which the director is removed. Any vacancy on the Board may be filled by the shareholders at a meeting called for that purpose. If not so filled by the shareholders, such vacancy may be filled by vote of the then remaining directors for the entire remainder of the term applicable to such vacant seat(s).

and further resolved, that the officers of the Corporation be, and they hereby are, authorized and directed to take such actions, in the corporation s name and on behalf of the Corporation, as they deem necessary or proper to effectuate the transactions contemplated by the intent and purpose of this resolution; and provided further, that the execution and delivery of such documents and the taking of such actions be conclusive evidence of the authority of such officers hereunder."




              EXHIBIT 2 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                               DENOVO CORPORATION

TEXT OF PROPOSED SPECIAL RESOLUTION OF SHAREHOLDERS PROVIDING FOR ONE-FOR-TWENTY
                   CONSOLIDATION OF THE COMPANY'S COMMON STOCK

"RESOLVED, as a special resolution, that the Articles of the Corporation are hereby amended to consolidate all of the issued and outstanding common shares of the Corporation on a one-for-twenty basis."



              EXHIBIT 3 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                               DENOVO CORPORATION

TEXT OF PROPOSED SPECIAL RESOLUTION OF SHAREHOLDERS PROVIDING FOR CORPORATE NAME
                                     CHANGE


"RESOLVED, as a special resolution, that the Articles of the Corporation are hereby amended to change the name of the Corporation to Princeton Media Group, Inc."


             APPENDIX A TO PROXY STATEMENT AND INFORMATION CIRCULAR
                                  FORM OF PROXY

                               DENOVO CORPORATION
                         214 BRAZILIAN AVENUE, SUITE 300
                            PALM BEACH, FLORIDA 33480

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual and Special Meeting:         October 24, 1996

Record Date:                        September 25, 1996

The Board of Directors recommends voting for all proposals listed below.

              PROXY FOR OCTOBER 24, 1996 ANNUAL AND SPECIAL MEETING


The undersigned hereby appoints James J. McNamara and Robert F. Kendall, and each of them, with power of substitution, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares of DeNovo Corporation held of record by the undersigned on September 25, 1996, at the Annual and Special Meeting of shareholders to be held on October 24, 1996 or any adjournment or postponement thereof.

1.    Confirmation of Amendment to By-Law Providing for Classification of
      Directors

       ____ For               ____ Against                  ____ Abstain

2.    Election of Directors

      ____ For all nominees listed below (except as marked to the contrary below)

      ____  Withhold authority to vote for all nominees listed below

      Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. To provide for different nominee(s), strike a line through the nominee's name in the list below and write in a different nominee.

      James J. McNamara (Three-year term if Proposal 1 approved; one-year term if Proposal 1 not approved)

      George Seebach (Two-year term if Proposal 1 approved; one-year term if Proposal 1 not approved)

      Joel Leshinsky  (One-year term)

3. Proposal to pass, as a special resolution, a resolution to amend the Company's Articles so as to change the name of the Company to "Princeton Media Group, Inc."

       ____ For               ____ Against                  ____ Abstain

4. Proposal to pass, as a special resolution, a resolution to amend the Company's Articles so as to effectuate a one-for-twenty consolidation (reverse split) of the Company's Common Shares

      ____ For                ____ Against                  ____ Abstain

5. Proposal to appoint Coopers & Lybrand as the Company's independent public accountants and to authorize the Directors to set their remuneration

      ____ For                ____ Against                  ____ Abstain

6. In their discretion, the Proxies are authorized to vote upon the following:

      a. Matters which the Proxies do not know, at least one month prior to the date of solicitation hereof, are to be presented at the meeting;

      b. The election of any person to any office for which a nominee is named herein and such nominee is unable to serve or for good cause will not serve; and

      c.    Matters incident to the conduct of the meeting.

      With respect to matters of discretion, the Proxies intend to vote the shares represented by this proxy in accordance with the resolutions of the Board of Directors.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4 and 5.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. Corporation officers, partners, executors, administrators, trustees, guardians and others signing in a representative capacity should indicate office or capacity.

[Name of Shareholder               [Number of shares owned
appears here]                       appears here]

DATED:_________________, 1996

IF THIS PROXY IS NOT DATED, IT      _____________________________
WILL BE DEEMED DATED ON THE DATE    Signature
IT WAS MAILED

PLEASE MARK, SIGN, DATE AND         _____________________________
RETURN THE PROXY CARD PROMPTLY      Signature of joint tenant, if
USING THE ENCLOSED ENVELOPE         any


YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE COMPANY AT THE REGISTERED OFFICE OF THE COMPANY, WHICH ADDRESS IS C/O MICHAEL ARMSTRONG, ESQ., ARMSTRONG, DUNNE, SINGER & COWAN, SUITE 1400, 141 ADELAIDE STREET WEST, TORONTO, ONTARIO M5H 3L5, CANADA AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF, AT WHICH THE PROXY IS TO BE USED, OR WITH THE CHAIRMAN OF THE MEETING ON THE DAY OF SUCH MEETING OR ANY ADJOURNMENT THEREOF, AND THEREUPON THE PROXY IS REVOKED. IF YOU ATTEND THE ANNUAL AND SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY HAVE SENT IN YOUR PROXY.

THE EXPENSES OF THIS PROXY SOLICITATION ARE BEING BORNE BY THE COMPANY.